UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

EQT EXETER REAL ESTATE INCOME TRUST, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: This notice of annual meeting, proxy statement and form of proxy (the “Proxy Materials”) in connection with EQT Exeter Real Estate Income Trust, Inc.’s 2025 annual meeting of stockholders are being furnished to the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the instructions to Form 10-K under “Supplemental Information to be Furnished with Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act.” The Proxy Materials shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. The Proxy Materials are being submitted to the SEC in electronic format on Form DEF 14A pursuant to Commission Release Nos. 33-7427, 34-38798, and Rule 101(a)(1)(iii) of Regulation S-T.

EQT Exeter Real Estate Income Trust, Inc.
Five Radnor Corporate Center 100 Matsonford Road, Suite 250 Radnor, Pennsylvania 19087

March 31, 2025

Dear Stockholders:

You are cordially invited to participate in the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation (“we” or the “Company”), which will be held as a “virtual meeting” via live webcast on Thursday, June 26, 2025 at 1:00 p.m., Eastern Time. At the Annual Meeting, stockholders will be asked to consider and vote upon:

1.	The election of seven director nominees listed in the Proxy Statement, and

2.	The ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2025.

In addition, we will attend to such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.

Management and the board of directors of the Company unanimously recommend that you vote FOR each of the director nominees listed in the Proxy Statement and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Annual Meeting, we urge you to complete a proxy as promptly as possible so that your shares will be voted at the Annual Meeting. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. This will not limit your right to vote or to participate at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 26, 2025:

Our Proxy Statement, form of Proxy Card and 2024 Annual Report on Form 10-K are also available at www.proxyvote.com, and can be accessed by using the 16-digit control number and following the instructions located on the enclosed proxy card.

On behalf of the board of directors and management, I thank you for your continuing support.

Sincerely,

/s/ Henry Steinberg
Henry Steinberg
Chairman of the Board

EQT Exeter Real Estate Income Trust, Inc.
Five Radnor Corporate Center 100 Matsonford Road, Suite 250 Radnor, Pennsylvania 19087

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Date & Time:	Location:	Record Date:
Thursday, June 26, 2025	Virtual Webcast	March 28, 2025
at 1:00 p.m. Eastern Time

To our Stockholders:

We hereby notify you that EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation (“we” or the “Company”), is holding its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) as a “virtual meeting” via live webcast on Thursday, June 26, 2025 at 1:00 p.m., Eastern Time. Stockholders as of the March 28, 2025 record date who wish to participate in the virtual Annual Meeting may do so by joining the live webcast on June 26, 2025 by going to www.virtualshareholdermeeting.com/EQTRE2025 and entering the 16-digit control number found on their proxy card or voting instruction form. Technical assistance will be available for stockholders encountering any difficulties accessing the virtual Annual Meeting. The technical support contact information will appear on the meeting website prior to the start of the Annual Meeting.

At the Annual Meeting, stockholders will be asked to consider and vote upon:

1.	The election of seven director nominees listed in this Proxy Statement; and

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.

In addition, we will attend to such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on March 28, 2025, the record date for the Annual Meeting.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting, and stockholders who participate at the Annual Meeting may withdraw their proxies and vote online.

Sincerely,

/s/ Brian Fogarty
Brian Fogarty
Secretary

March 31, 2025

This Notice of Annual Meeting, Proxy Statement, Proxy Card and 2024 Annual Report on Form 10-K are being mailed or distributed on or about April 1, 2025.

TABLE OF CONTENTS

Unless the context requires otherwise, the words “we,” “our,” “us,” and the “Company” refer to EQT Exeter Real Estate Income Trust, Inc., together with its consolidated subsidiaries, including EQT Exeter REIT Operating Partnership LP (the “Operating Partnership”), a Delaware limited partnership of which we are the general partner. The terms “Adviser” or “EQT Real Estate” refer to Exeter Property Group, LLC, a Delaware limited liability company, in its capacity as our adviser. The Adviser is an affiliate of our sponsor, EQT AB (“EQT” or the “Sponsor”), a global investment organization focused on active ownership strategies.

Web links throughout this document are provided for convenience only,

and the content on the referenced websites does not constitute a part of this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This Proxy Statement is being furnished by and on behalf of the board of directors (the “Board of Directors”) of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, in connection with the solicitation of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement, the enclosed Proxy Card and our 2024 Annual Report on Form 10-K (the “Annual Report on Form 10-K”) will be first mailed or distributed on or about April 1, 2025 to stockholders of record as of the close of business on March 28, 2025 (the “Record Date”).

In this section of the Proxy Statement, we answer some common questions regarding our Annual Meeting and the voting of shares at the meeting.

When will the Annual Meeting be held?

The Annual Meeting will be held as a “virtual meeting” via live webcast on June 26, 2025 at 1:00 p.m., Eastern Time.

How do I attend and vote my shares at the virtual Annual Meeting?

This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to attend the meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/EQTRE2025.

If you have any questions regarding your attendance at the Annual Meeting, you can call us at 1-833-215-7514.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live Annual Meeting?

The Annual Meeting will be held in a virtual meeting format only and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost.

We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded similar rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

•	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

What is this document and why have I received it?

This Proxy Statement and the enclosed proxy card are being furnished to you, as a stockholder of EQT Exeter Real Estate Income Trust, Inc., because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

What am I voting on?

There are two proposals scheduled to be considered and voted on at the Annual Meeting:

•	Proposal 1: The election of seven director nominees listed herein.

•	Proposal 2: The ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2025.

What is the required vote for approval of each proposal?

Proposal 1: The election of seven director nominees listed herein. Under our charter, the affirmative vote of a majority of the shares entitled to vote who are present in person (virtually) or by proxy at an annual meeting at which a quorum is present is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the nominees.

Proposal 2: The ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025. Under our bylaws, a majority of the votes cast in person (virtually) or by proxy at an annual meeting at which a quorum is present is required for the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

•	FOR the election of each of the seven director nominees listed herein; and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.

Who can vote?

Holders of record of our shares of common stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were a total of 3,219,652 shares of our common stock issued and outstanding. You are entitled to one vote for each share you held as of the Record Date.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:

•	via the Internet by going to www.proxyvote.com and following the on-screen directions. Please have your proxy card in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet;

•	by phone by calling the number listed on the proxy card, 1-800-690-6903, and following the recorded instructions, or by dialing 1-833-215-7514 and speaking to a live agent. You will need the 16-digit control number included on your proxy card in order to record your voting instructions by telephone; or

•	by mail by marking, signing, dating and returning the enclosed proxy card, using the enclosed postage paid envelope.

If you authorize a proxy via the Internet or by telephone, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

If you elect to participate in the Annual Meeting via live webcast, as described above under “When will the Annual Meeting be held?” and “How do I attend and vote my shares at the virtual Annual Meeting?”, you can vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted will be superseded.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to participate in the Annual Meeting, we urge you to submit a proxy via the Internet or by telephone or return your proxy card to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in a custodial account (in “street name”)?

If your shares of our common stock are held in a custodial account (in “street name”) by your broker or other nominee, only your broker or other nominee can vote your shares of our common stock at the Annual Meeting and your vote cannot be cast unless you provide instructions to your broker or other nominee on how to vote or obtain a legal proxy from your broker or other nominee, submit it in advance to our proxy solicitor, and vote at the virtual meeting. You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your shares of our common stock.

What if I return my proxy but do not mark it to show how I am voting?

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all seven director nominees as directors, for the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025, and will vote in their discretion for any other matters properly presented for consideration at the Annual Meeting.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote in any of the following ways:

•	executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than 11:59 p.m., Eastern Time, on June 25, 2025;

•	authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 25, 2025;

•	sending a written statement revoking your proxy card to our Secretary or any corporate officer of the Company, provided such statement is received no later than 11:59 p.m., Eastern Time, on June 25, 2025; or

•	participating in the Annual Meeting and voting online during the Annual Meeting prior to the closing of the polls.

Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to EQT Exeter Real Estate Income Trust, Inc., Five Radnor Corporate Center, 100 Matsonford Road, Suite 250, Radnor, Pennsylvania 19087, Attention: Secretary. New paper proxy cards should be sent to EQT Exeter Real Estate Income Trust, Inc., c/o EQT Real Estate, Five Radnor Corporate Center, 100 Matsonford Road, Suite 250, Radnor, Pennsylvania 19087, Attention: Secretary.

What constitutes a quorum?

We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or participate at the meeting. The presence, either online or by proxy, at the Annual Meeting of at least 50% of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

Who will count the votes?

Representatives of Broadridge (our solicitor) or its designee will count the votes and will serve as the independent inspector of election.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the date of the Annual Meeting.

How can I get additional copies of this Proxy Statement or other information relating to this solicitation?

You may obtain additional copies of this Proxy Statement or other information relating to this solicitation by calling our solicitor, Broadridge, toll-free at 1-833-215-7514.

Where can I get more information about EQT Exeter Real Estate Income Trust, Inc.?

In connection with this solicitation, we have provided you with our Annual Report on Form 10-K that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can also find more information on our website, www.eqrt.com.

How is this solicitation being made?

This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail, telephone or any electronic means of communication we deem appropriate by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy and solicitation material to stockholders. We have hired Broadridge to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge customary fees and expenses for these services of approximately $$6,500.

Will my vote make a difference?

Yes, your vote is VERY IMPORTANT. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

Other Matters to Come Before the Annual Meeting

Our Board of Directors does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

Stockholder Proposals for the 2026 Annual Meeting

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in our Proxy Statement and proxy card for our 2026 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before December 2, 2025. Your proposal should be mailed by certified mail return receipt requested to our Secretary at EQT Exeter Real Estate Income Trust, Inc., c/o EQT Real Estate, Five Radnor Corporate Center, 100 Matsonford Road, Suite 250, Radnor, Pennsylvania 19087. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2026 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November 2, 2025 and no later than 5:00 p.m. New York City Time, on December 2, 2025. However, if the 2026 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2025 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York City time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11(a), “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 27, 2026.

PROPOSAL 1 — ELECTION OF DIRECTORS

There are currently seven members of the Board of Directors. On March 27, 2025, the Board of Directors, upon the recommendation of its nominating and corporate governance committee, unanimously nominated the seven directors listed below for re-election to the Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names and existing positions with us of the nominees are as follows:

Name	Age *	Position
Henry Steinberg	50	Chairman of the Board and Director
J. Peter Lloyd	54	Chief Financial Officer and Director
Ali Houshmand	47	President, Portfolio Manager and Director
Mary Beth Morrissey	64	Independent Director
Peter Rodriguez	57	Independent Director
Gary Reiff	65	Independent Director
Alan Feldman	61	Independent Director

*As of March 1, 2025

The name and selected biographical information of each of the nominees are set forth below, including a description of the experience, qualifications, attributes or skills of each director nominee that led the Board of Directors to conclude that each such person should serve as a director.

Henry Steinberg has been our Chairman of the Board and a director since October 2024. He assumed the role as the Global Head of our Adviser in September 2024 and oversees EQT’s real estate business, spanning industrial, life science, and residential strategies across the Americas, Europe, and Asia. Prior to this new role, Mr. Steinberg served as President of EQT Real Estate North America (then known as EQT Exeter North America) from January 2020 until September 2024. He has also served as a Partner of EQT since April 2021 and serves on EQT Real Estate’s advisory committee. As President of EQT Exeter North America, Mr. Steinberg was responsible for managing our Adviser’s industrial real estate leasing and asset management activities and for sourcing lease transactions nationally. Prior to this role, from September 2009 to January 2020, he served as Investment/Leasing Officer responsible for the Northeast region, with a specific focus on the Metro NYC/Philadelphia area. Prior to joining EQT Real Estate, he worked for Liberty Property Trust from 2003 to 2008, where as a Director of Leasing & Development he was responsible for a 5.5 million square foot warehouse, flex and office portfolio located in the Northeast region. Prior to Liberty Property Trust, Mr. Steinberg worked at Arthur Andersen as a Senior Consultant in their Strategy, Finance and Economics Practice. Mr. Steinberg earned a BA in Economics from the University of Pennsylvania and an MBA with a concentration in Finance from the Stern School of Business of New York University. Mr. Steinberg is a valuable member of our Board of Directors because of his extensive experience in the real estate industry.

J. Peter Lloyd has been our Chief Financial Officer since June 2023 and has served as our director since September 2022. From June 10, 2024 through August 12, 2024, Mr. Lloyd served as our interim Principal Accounting Officer. He was also our initial Secretary and Treasurer from September 2022 through June 2023. Since September 2020, Mr. Lloyd has been a Managing Principal and Global Chief Financial Officer of EQT Real Estate. In that role, Mr. Lloyd is responsible for managing accounting, tax, financial reporting, budgeting, legal, operations, human resources, and asset financings for EQT Real Estate. Immediately prior to joining EQT Real Estate, from January 2016 to August 2020, Mr. Lloyd was the Chief Financial Officer and Chief Compliance Officer for the private equity firms Milestone Partners and PeakEquity Partners, which collectively managed over $1.0 billion in assets focused on the financial services and technology sectors. From September 2001 to December 2015, Mr. Lloyd served as Partner and Chief Financial Officer at KTR Capital Partners (“KTR”), one the largest private real estate fund managers specializing in industrial real estate, until its sale to Prologis in 2015. At KTR, Mr. Lloyd was integral in the execution of a $5.9 billion sale of three real estate funds in one of the largest industrial portfolio transactions to date. He also oversaw over $3.1 billion in financings for all facets of the real estate portfolio and played a leadership role in raising capital from pension plans, foundations and other institutional investors. Prior to joining KTR, Mr. Lloyd served as Chief Accounting Officer for the NYSE publicly traded REIT, Keystone Property Trust (“Keystone”), where he oversaw capital-raising initiatives including several common equity offerings under a $500 million shelf registration. He was heavily involved in the sale of the Keystone organization to Prologis in 2004. Prior to Keystone, Mr. Lloyd served as Vice President & Controller for Morgan Stanley Asset Management, where he led a 20-person Asset Management Financial Accounting team. He started his career with Arthur Andersen. Mr. Lloyd is a Certified Public Accountant. He also has previously held the Series 6, 27 and 63 licenses. Mr. Lloyd graduated with a Bachelor of Science in Accountancy degree from Villanova University. Mr. Lloyd is a valuable member of our Board of Directors because of his extensive experience in the real estate industry and with accounting and financial reporting matters.

Ali Houshmand has served as our President since December 21, 2022. He has served as our Portfolio Manager and a director since June 2023. Since June 2022, Ali Houshmand has served as the Global Head of Non-Traded REITs for EQT Real Estate. He has also served as Chairman of the Board of Directors of our Dealer Manager since February 2023. Mr. Houshmand is responsible for managing the formation, strategy and portfolio management of EQT Real Estate's non-traded REIT initiatives. Prior to joining EQT Real Estate, from December 2014 to June 2022, Mr. Houshmand served as a Senior Portfolio Manager with the Texas Permanent School Fund (“TPSF”), a $50 billion endowment serving the public school system of Texas. In his role as Senior Portfolio Manager, Mr. Houshmand helped develop and execute the investment strategy of the real estate allocation of the TPSF, leading investments of more than $2 billion in commitments to real estate funds, co-investments and separate accounts, while serving on multiple investment advisory boards on behalf of TPSF. From February 2008 to March 2014, Mr. Houshmand served as a Principal with Arcapita, a global private equity firm, where he focused on structuring real estate joint venture investments and asset management of existing investments. From April 2007 to February 2008, Mr. Houshmand worked as a Development Manager with Sama Dubai, a sovereign wealth fund backed developer in Dubai, and from June 2006 to March 2007, he was as an Acquisitions Associate with Gladstone Commercial, a triple net leased focused U.S. REIT. From June 2001 to June 2004, Mr. Houshmand started his career as an analyst in the diversified industrials corporate banking group of JPMorgan. Mr. Houshmand holds an MBA from Darden at the University of Virginia and a BA in Economics and International Studies from Texas A&M University. Mr. Houshmand is a valuable member of our Board of Directors because of his extensive experience with real estate investments.

Mary Beth Morrissey has served as one of our independent directors since June 2023. From June 2016 to February 2020, Ms. Morrissey served as Senior Vice President, Chief Accounting Officer of Liberty Property Trust (NYSE:LPT, “Liberty”), a $12 billion listed real estate investment trust that developed, acquired, leased and managed industrial properties within the United States and the United Kingdom. Liberty was acquired by Prologis, Inc. in February 2020. From 1994 to 2016, Ms. Morrissey served in a series of positions including Director of Financial Reporting and Analysis, Vice President – Accounting and Reporting and Senior Vice President – Accounting. During her time at Liberty, Ms. Morrissey led a real estate accounting and financial planning and analysis team of over 35 accountants responsible for the operational, development, acquisition and disposition accounting for Liberty’s 100 million square foot portfolio, along with related financial analysis and internal and external reporting and planning. Ms. Morrissey was also responsible for internal control processes and compliance and was the company’s primary liaison with their external auditors to support the company’s annual audit, quarterly and internal control reviews. From 1986 to 1994, she was a financial analyst at Rouse & Associates, predecessor to Liberty. From 1984 to 1986, Ms. Morrissey was an auditor with Price Waterhouse, and from 1982 to 1984, she was an auditor with Alexander Grant. She was previously a Certified Public Accountant (since lapsed). From September 2021 to April 2022, Ms. Morrissey was interim executive director of the Fund for Women and Girls. Ms. Morrissey received a Bachelor of Arts degree in accounting and business from Mount Saint Mary’s College. Ms. Morrissey was selected as an independent director because of her extensive experience in the real estate industry and with accounting and financial reporting matters.

Peter Rodriguez has served as one of our independent directors since June 2023. Since July 2016, Mr. Rodriguez has served as the Dean of the Jones Graduate School of Business at Rice University and as Professor of Strategy there. Mr. Rodriguez has also been a member of the board of directors of the Federal Reserve Bank of Dallas, Houston Branch since January 2022, and he is currently serving his second three-year term, which extends through 2027. From June 2011 to June 2016, he was the Senior Associate Dean for Degree Programs and the Chief Diversity Officer at the Darden Graduate School of Business at the University of Virginia (“Darden”). He was also the Director of the Tayloe Murphy International Center at Darden from June 2008 through 2011, and he served as the Associate Dean for International Affairs and Director at Darden from June 2008 to June 2011. Mr. Rodriguez was an Associate Professor at the Darden Graduate School of Business Administration from September 2003 through 2008. He was a visiting professor at the School of Business and Economics, Universidad de las Americas, Puebla, Mexico, during the summer of 2003. From September 1997 to May 2003, he was an assistant professor in the Department of Management, International Business and Public Policy Group, at Texas A&M University, where he was also an adjunct professor at the George Bush School of Government and Public Service from May 2001 to July 2003. From June 1996 to June 1997, he was a lecturer at Princeton University. Mr. Rodriguez began his career as an associate at Chase (now JP Morgan Chase), working in the Global Energy Group, Syndications and Relationship Management, from June 1992 to August 1994.

Since 2019 he has been a member of the boards of directors of Good Reason Houston and Texas 2036, and a member of the board of directors of Strake Jesuit College Preparatory since 2018. Mr. Rodriguez serves as chair of the audit committee of Texas 2036 and on the executive committees of Good Reason Houston, Texas 2036 and Strake Jesuit College Preparatory. Mr. Rodriguez received his Bachelor of Science in Economics, Cum Laude, from Texas A&M University, a Master of Arts in Economics from Princeton University, and his Ph.D. in Economics from Princeton University. Mr. Rodriguez was selected as an independent director for his expertise in economics and strategic management as well as his extensive leadership experience, including as Dean of the Jones Graduate School of Business at Rice University.

Gary Reiff has served as one of our independent directors since June 2023. Since October 2021, Mr. Reiff has served as senior advisor to the chief executive officer of University of Colorado Health, a nationally recognized, nonprofit healthcare system which includes 14 Colorado hospitals and with over $8 billion in revenue. From June 2018 to October 2021, Mr. Reiff was the chief legal officer of University of Colorado Health, with oversight of the healthcare system’s legal, government affairs and compliance departments.

Mr. Reiff served, from February 2007 to June 2018, in various capacities at Black Creek Group LLC, a Denver-based real estate investment firm, its predecessor and/or their affiliates, including as Managing Director, Chief Administrative Officer, Chief Legal Officer, General Counsel, Chief Operating Officer, Chief Compliance Officer and Executive Vice President. From 1985 until 1986, and from 1989 until 2007, Mr. Reiff was an attorney with Brownstein Hyatt Farber Schreck, P.C., and was a shareholder from 1991 until 2007.

Throughout his career, Mr. Reiff has served, and continues to serve, on both for-profit, non-profit and governmental boards. He also has been an Adjunct Professor at the University of Colorado Law School and at the University of Denver, Daniels College of Business. Mr. Reiff has been an arbitrator for the American Arbitration Association. Mr. Reiff received his B.A., with distinction, and his M.A. from Stanford University, and his law degree, magna cum laude, from Harvard Law School. Mr. Reiff was selected as an independent director for his vast real estate experience.

Alan Feldman has served as one of our independent directors since June 2023. Mr. Feldman currently serves as a senior fellow of the Zell-Lurie Real Estate Center at The Wharton School, University of Pennsylvania, where he has also taught since 2013. Mr. Feldman served as the chief executive officer and chairman of the board of directors of Resource REIT from October 2012 to May 2022, and as Resource REIT’s president from September 2020 to May 2022. Resource REIT was a non-traded REIT which was acquired by Blackstone Real Estate Income Trust, Inc. (“BREIT”) in May 2022 in a transaction valued at $3.7 billion. At Resource REIT, Mr. Feldman was responsible for overseeing the strategy for the company and its real estate investment strategy. Prior to Resource REIT’s mergers with Resource Real Estate Opportunity REIT, Inc. (“REIT I”) and Resource Apartment REIT III, Inc. (“REIT III”) in January 2021, he was also chief executive officer and chairman of the board of REIT I from June 2009 and REIT III from June 2017. He also served as the president of REIT I and REIT III from September 2020 until the mergers. Mr. Feldman served as a senior vice president of Resource America from August 2002 to September 2020 and as chief executive officer of its wholly owned subsidiary, Resource Real Estate (Resource REIT’s founding sponsor) from May 2004 to September 2020. From 1998 to 2002, Mr. Feldman was a vice president at Lazard Freres & Co., an investment banking firm specializing in real estate matters. From 1992 through 1998, Mr. Feldman was an executive vice president of the Pennsylvania Real Estate Investment Trust and its predecessor, The Rubin Organization. From 1990 to 1992, Mr. Feldman was a director at Strouse, Greenberg & Co., a regional full-service real estate company. From 1986 through 1988, Mr. Feldman was an engineer at Bristol-Myers Squibb Corporation. Mr. Feldman received Bachelor of Science and Master of Science degrees in chemical engineering from Tufts University, and a Master of Business Administration degree from The Wharton School, University of Pennsylvania. Mr. Feldman was selected as an independent director for his vast real estate experience.

Required Vote

Under our charter, the affirmative vote of a majority of the shares entitled to vote who are present in person (virtually) or by proxy at an annual meeting at which a quorum is present is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the nominees.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

THE BOARD OF DIRECTORS AND COMMITTEES

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries. Our Board of Directors has retained our Adviser to manage the acquisition and disposition of our investments, subject to the Board of Directors’ oversight.

We have a seven-member board. Our Board of Directors may change the number of directors, but not to fewer than three directors nor, unless we amend our bylaws, more than 15. Our charter provides that a majority of our directors must be independent directors as described below.

Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease may not shorten the term of any incumbent director. Any director may resign at any time or may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of a special meeting called to remove a director must indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed. A vacancy on our Board of Directors may be filled only by a vote of a majority of the remaining directors, or in the case of election of an independent director, after nomination by a majority of the remaining independent directors (if any remaining directors are independent directors). Any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred.

Director Independence

A majority of our Board of Directors and all of the members of the audit committee, the affiliated-transactions committee and the nominating and corporate governance committee meet the independence criteria as specified in our charter. Our charter provides that a majority of our directors must be independent directors. Our charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with EQT or our Adviser. Pursuant to our charter, a director is deemed to be associated with EQT or our Adviser if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with EQT, our Adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by EQT or advised by our Adviser. A business or professional relationship will be deemed material per se if the gross income derived by the director from EQT, our Adviser or any of their affiliates during either of the last two years exceeds 5% of (1) the director’s annual gross income derived from all sources or (2) the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, EQT, our Adviser or any of their affiliates. Each of Messrs. Feldman, Rodriguez and Reiff and Ms. Morrissey meet the independence criteria as specified in our charter.

In addition, and although our shares are not listed for trading on any national securities exchange, a majority of our Board of Directors, and all of the members of the audit committee, the affiliated-transactions committee and the nominating and corporate governance committee are “independent” as defined by the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, our Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board of Directors has affirmatively determined that each of Messrs. Feldman, Rodriguez and Reiff and Ms. Morrissey satisfies the NYSE independence standards.

Board of Directors Composition

The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow it to satisfy its oversight responsibilities effectively. In that regard, the nominating and corporate governance committee is responsible for recommending candidates for directorships to be elected at each annual meeting or to fill vacancies or newly created directorships that occur between meetings. Only independent directors may nominate replacements for vacancies in the independent director positions. For so long as the advisory agreement among us, the Operating Partnership and our Adviser (the “Advisory Agreement”) is in effect, our Adviser has the right to designate for nomination, subject to the ultimate approval of such nomination by our Board of Directors, the largest number of directors who are affiliated with our Adviser and that still constitutes less than one half of the directors on our Board of Directors to the slate of directors to be voted on by our stockholders at our annual meeting of stockholders. Pursuant to the Advisory Agreement, our Board of Directors must also consult with our Adviser in connection with filling any vacancies created by the removal, resignation, retirement or death of any director who is affiliated with our Adviser until a successor is elected and qualifies.

In evaluating candidates, the nominating and corporate governance committee will review all nominees for director in accordance with the requirements and qualifications contained in the Company’s Corporate Governance Guidelines and recommend that the Board of Directors select those nominees whose attributes the nominating and corporate governance committee believes would be most beneficial to us. In identifying candidates for membership on the Board of Directors, the nominating and corporate governance committee takes into account (i) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, relevant business or professional experience, technical expertise or specialized skills and an ability to work collegially with the other members of the Board of Directors and (ii) any other factors it considers appropriate.

In addition to the independence requirements described above, our charter requires that a director have at least three years of relevant experience demonstrating the knowledge required to successfully acquire and manage the type of assets that we intend to acquire. Our charter also requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience.

While our Corporate Governance Guidelines do not include an express diversity policy, one factor that the Board of Directors and nominating and corporate governance committee consider is the importance to the Company of diversity in board composition. The Board of Directors and nominating and corporate governance committee seek to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire Board of Directors. The Board of Directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the Board of Directors’ collective skill set that should be addressed in the nominating process. The Board of Directors and nominating and corporate governance committee made such an assessment in connection with director nominations for the Annual Meeting of stockholders and determined that the composition of the current Board of Directors satisfies its diversity objectives.

Director nominees may be nominated by our stockholders in accordance with the advance notice requirements contained in our bylaws. See “Stockholder Proposals for the 2026 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws. Our Board of Directors also will consider recommendations made by our stockholders. See “Stockholder Nominations and Communications Policy” for more information with respect to the consideration of candidates recommended by stockholders for election as directors.

Committees of the Board of Directors

Our entire Board of Directors is responsible for supervising our business. However, pursuant to our charter, our Board of Directors may delegate some of its powers to one or more committees as deemed appropriate by the Board of Directors, provided that each committee consists of at least a majority of independent directors. Our Board of Directors currently has three standing committees: an affiliated-transactions committee, an audit committee and a nominating and corporate governance committee. The current written charters for each of these committees are available on our website, www.eqrt.com. Members of each of the committees discussed below are appointed by our Board of Directors.

Affiliated-Transactions Committee

The affiliated-transactions committee is currently composed of Alan Feldman, Mary Beth Morrissey, Gary Reiff and Peter Rodriguez. Alan Feldman serves as the chairperson of the affiliated-transactions committee. The primary purpose of the affiliated-transactions committee is to review transactions between us and our Sponsor, our Adviser and their affiliates or with related persons and to determine if the resolution of the conflict of interest is fair and reasonable to us and our stockholders.

The affiliated-transactions committee is responsible for ensuring the fair application of any reasonable method for the allocation of the acquisition of properties by two or more programs of our Sponsor, our Adviser and their affiliates seeking to acquire similar types of assets. The affiliated-transactions committee is also responsible for reviewing and approving the terms of all transactions between us and our Sponsor, our Adviser and their affiliates or any member of our Board of Directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions.

In addition, the affiliated-transactions committee is responsible for reviewing our Adviser’s performance and the fees and expenses paid by us to our Adviser and any of its affiliates. The affiliated-transactions committee will evaluate at least annually whether the compensation that we contract to pay to our Adviser is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter and the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. Our affiliated-transactions committee supervises the performance of our Adviser and the compensation we pay to it to determine that the provisions of the Advisory Agreement are being carried out. For more information, see Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence” of our Annual Report on Form 10-K, delivered herewith.

Audit Committee

Our Board of Directors has established an audit committee, which consists of Alan Feldman, Mary Beth Morrissey and Gary Reiff. Mary Beth Morrissey serves as the chairperson of the audit committee and qualifies as an “audit committee financial expert” as that term is defined by the SEC. The SEC has determined that the audit committee financial expert designation does not impose on a person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation. The audit committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes,

•	the integrity and audits of our financial statements,

•	our compliance with legal and regulatory requirements,

•	the qualifications and independence of our independent auditors and

•	the performance of our internal and independent auditors.

In addition, the audit committee selects the independent auditors to audit our annual financial statements and reviews with the independent auditors the plans and results of the audit engagement. The audit committee also approves the audit and non-audit services provided by the independent public accountants and the fees we pay for these services.

The audit committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters. The audit committee oversees the review and handling of any complaints submitted pursuant to the forgoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is currently composed of Alan Feldman, Mary Beth Morrissey and Peter Rodriguez. Peter Rodriguez serves as the chairperson of the nominating and corporate governance committee. Among other things, this committee:

•	assists our Board of Directors in identifying individuals qualified to become independent directors;

•	reviews the qualifications of individuals designated by the Adviser for nomination to the Board pursuant to the Advisory Agreement;

•	recommends candidates to our Board of Directors for directorships to be elected at each annual meeting or to fill vacancies or newly created directorships that occur between meetings;

•	recommends committee assignments for directors to the full Board of Directors;

•	periodically assesses the performance of our Board of Directors;

•	reviews the compensation and benefits paid by us to our independent directors;

•	reviews and recommends appropriate corporate governance policies and procedures to our Board of Directors; and

•	reviews and monitors our Code of Business Conduct and Ethics, and any other corporate governance policies and procedures we may have from time to time.

More specifically, the nominating and corporate governance committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the Board of Directors, as well as the composition of the Board of Directors as a whole, in the context of our needs. The nominating and corporate governance committee will review all nominees for director, including those designated by the Adviser for nomination to the Board pursuant to the Advisory Agreement and those recommended by stockholders, in accordance with requirements and qualifications set forth in the Company’s Corporate Governance Guidelines and will recommend that the Board of Directors select those nominees whose attributes it believes would be most beneficial to us. For more information, see “—Board of Directors Composition” above.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our charter and the standards of the NYSE.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter, bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through any committees, has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and any committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.

In connection with their oversight of risks to our business, our Board of Directors and the audit committee consider feedback from our Adviser concerning the risks related to our business, operations and strategies. The audit committee also assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The affiliated-transactions committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our Adviser and its affiliates. The nominating and corporate governance committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risks associated with board organization, membership and structure, compensation policies and corporate governance. With respect to cybersecurity risk, the oversight of cybersecurity is the responsibility of our Board of Directors, receiving at least annual updates on our Sponsor’s cybersecurity program (on which we rely as an externally managed company) and receiving prompt notice regarding any material cybersecurity incidents that are relevant to the Company, as well as ongoing updates regarding such incidents.

Meetings

Our Board of Directors generally meets quarterly or more frequently, if necessary, in addition to meetings of any committees of the Board of Directors. Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law.

Stockholder Nominations and Communications Policy

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of business to be considered by our stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving the advance notice required by the bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual nominated or on such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to our Board of Directors at a special meeting may be made only (1) by or at the direction of our Board of Directors or (2) provided that the meeting has been called for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving the advance notice required by the bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual nominated and who has complied with the advance notice provisions of the bylaws.

Stockholders may communicate with the Board of Directors or any of its directors, and stockholders may also recommend director nominees for consideration by directing the applicable communication in writing to us at: EQT Exeter Real Estate Income Trust, Inc., c/o EQT Real Estate, Five Radnor Corporate Center, 100 Matsonford Road, Suite 250, Radnor, Pennsylvania 19087, attn: Secretary. The sender should indicate in the address whether it is intended for the entire Board of Directors, the chairperson, the independent directors as a group or an individual director. Each communication received by the Secretary will be forwarded to the intended recipients subject to compliance with the existing instructions from the Board of Directors concerning the treatment of inappropriate communications. Such communications may be made confidentially or anonymously. Director nominees may be nominated by our stockholders in accordance with our bylaws and the advance notice requirements contained in our bylaws.

COMPENSATION OF DIRECTORS

We compensate each of our independent directors with an annual retainer of $175,000, consisting of approximately $78,750 in cash and approximately $96,250 in the form of an annual grant of restricted stock. The restricted stock will generally vest one year from the date of grant and will be based on the then-current per share transaction price of our Class E shares at the time of grant. We do not intend to pay our directors additional fees for attending board meetings, but we intend to reimburse each of our directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with our Adviser or our Sponsor will not receive additional compensation for service on the Board of Directors or committees thereof.

The following table sets for the compensation to our directors for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Henry Steinberg	$—	$—	$—	$—
Edward J. Fitzgerald(4)	—	—	—	—
J. Peter Lloyd	—	—	—	—
Ali Houshmand	—	—	—	—
Mary Beth Morrissey	78,804	96,249	4,018	179,071
Peter Rodriguez	78,804	96,249	3,975	179,028
Gary Reiff	78,804	96,249	3,975	179,028
Alan Feldman	78,804	96,249	4,018	179,071

(1) Fees Earned or Paid in Cash in 2024 include fees earned in 2023 but paid in the first quarter of 2024 as follows: Mary Beth Morrissey $19,849, Peter Rodriguez $19,849, Gary Reiff $19,849 and Alan Feldman $19,849.

(2) Represents the grant date fair value of restricted stock issued to each of the independent directors during the year ended December 31, 2024. The annual award of restricted stock is rounded down to the nearest whole share of restricted stock and any amount not taken into account for the award due to rounding will be paid in cash on or as soon as practicable after the vesting date of the restricted stock. The grants of Class E shares were made on September 3, 2024 and vest (i) on the one-year anniversary of the grant date, provided that the independent director remains on the Board of Directors on such vesting date, or (ii) upon the earlier occurrence of his or her termination of service due to his or her death, disability or, if approved by the Board of Directors, upon a change of control of us or for “good reason.”

(3) Amounts reflect the dollar value of any dividends or other earnings paid on the stock awards during the year ended December 31, 2024. Amounts differ depending upon whether the independent director elected to participate in the distribution reinvestment plan.

(4) Mr. Fitzgerald stepped down from his role as a member of our Board of Directors effective September 2, 2024.

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2024 relating to our independent director compensation plan:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by the security holders	N/A	N/A	N/A
Equity compensation plans not approved by the security holders	—	$—	423,344
Total	—	$—	423,344

Our Board of Directors, upon the recommendation of its nominating and corporate governance committee, has approved an independent director compensation plan, pursuant to which we compensate each independent director (i.e., a director who meets the independence criteria as specified in our charter) with an annual retainer of $175,000, consisting of approximately $78,750 in cash and $96,250 in the form of an annual grant of restricted stock.

On September 1, 2023, we issued an aggregate of 38,500 shares of restricted Class E common stock, with a grant date fair value of $10.00 per share, to our four independent directors as compensation for their services pursuant to the independent director compensation plan. The issuance of restricted shares to the four independent directors amounted to an award of $96,250 to each director, or $385,000 in the aggregate. These restricted shares of Class E common stock vested on September 3, 2024.

On September 3, 2024, we issued an aggregate of 38,156 shares of restricted Class E common stock, with a grant date fair value of $10.09 per share, to our four independent directors as compensation for their services pursuant to the independent director compensation plan. The issuance of restricted shares to the four independent directors amounted to an award of approximately $96,249 to each director, or approximately $384,996 in the aggregate. These shares are currently unvested and subject to forfeiture.

The annual stock grant is based on the most recently established NAV of a share of our Class E common stock at the time of grant. Restricted stock grants will generally vest (i) on the one-year anniversary of the grant date, provided that the independent director remains on the Board of Directors on such vesting date, or (ii) upon the earlier occurrence of his or her termination of service due to his or her death, disability or, if approved by the Board of Directors, upon a change of control of us or for “good reason.” The maximum number of shares that will be available for issuance under the plan is 500,000.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of March 28, 2025, information regarding (i) the number and percentage of shares of our common stock or Class A preferred stock owned by each director, our named executive officers and all directors and executive officers as a group, and (ii) the number and percentage of shares of our common stock owned by any person known to us to be the beneficial owner of more than 5% of outstanding shares of our voting securities. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. The address for each of the persons named below is in care of our principal executive offices at Five Radnor Corporate Center, 100 Matsonford Road, Suite 250, Radnor, Pennsylvania 19087.

	Class E Common Stock		Class A Preferred Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Officers
Henry Steinberg	—	—%	—	—%
J. Peter Lloyd	—	—%	118	53.64%
Ali Houshmand	—	—%	10	4.55%
Brian Fogarty	—	—%	20	9.09%
Yangyang Nezin	—	—%	—	—%
Mary Beth Morrissey	19,762	20.20%	—	—%
Peter Rodriguez	19,164	19.58%	—	—%
Gary Reiff	19,164	19.58%	—	—%
Alan Feldman	19,762	20.20%	—	—%
All directors and executives as a group	77,852	79.56%	148	67.27%

Other 5% Beneficial Owners by Class

Share Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class E Common Stock	Exeter Property Group, LLC	20,000	20.44%

Class I Common Stock	Michael G Simpson Irrevocable Trust	37,915	15.57%
Class I Common Stock	Robert B Stephenson Revocable Trust	30,384	12.48%
Class I Common Stock	Harry Lehrer and Lisa Vecchi-Lehrer	20,256	8.32%

Class A-II Common Stock	Randall Germeraad 2020 Irrevocable Trust	47,801	24.15%
Class A-II Common Stock	Gregory A Hake Irrevocable Trust	23,923	12.09%
Class A-II Common Stock	Stephanie Husnick Revocable Trust	23,923	12.09%
Class A-II Common Stock	George Giudici Solo 401k	14,340	7.24%
Class A-II Common Stock	Michael McGoun and Adriana Rodriguez	13,397	6.77%
Class A-II Common Stock	Frederick Bruce Rollover IRA	10,909	5.51%

In addition, as of December 31, 2024, the Operating Partnership had issued 19,628,251.459 Class E units to EQT Exeter Holdings US, Inc. (“EQT Real Estate Holdings”). See Item 1, “Business—Sponsor Commitment” in our Annual Report on Form 10-K. EQT Real Estate Holdings and affiliates of our Sponsor and their officers and employees purchasing Class E shares and Class E units in satisfaction of the Sponsor Committed Amount (as defined in our Annual Report on Form 10-K) must agree to hold all such shares and units they acquire until the earlier of (i) the first date that the aggregate NAV of our outstanding shares of common stock, along with Operating Partnership units held by parties other than us, reaches $1.0 billion and (ii) March 19, 2027, which is three years from the date of the initial investment by EQT Real Estate Holdings. Following such date, holders of Class E shares and Class E units purchased in connection with the Sponsor Committed Amount may request that we repurchase such Class E shares or Class E units; provided, that (1) we will only process repurchases of such Class E shares or Class E units for cash after all other stockholder repurchase requests have been processed under our share repurchase plan, (2) such repurchases of Class E shares for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases in our share repurchase plan and (3) upon a repurchase request, the Operating Partnership will repurchase Class E units for Class E shares or cash (at the holder’s election) unless our Board of Directors determines that any such repurchase for cash would be prohibited by applicable law or the partnership agreement of the Operating Partnership, in which case such Class E units will be repurchased for an amount of Class E shares with an aggregate NAV equivalent to the aggregate NAV of such Class E units; provided further, that repurchases of Class E units for cash will be subject to the 2% monthly and 5% quarterly limitations on repurchases in our share repurchase plan treating all outstanding Operating Partnership units held by persons other than us as having been exchanged for shares as of the respective monthly and quarterly measurement dates for calculation of the 2% monthly and 5% quarterly limitations in our share repurchase plan. For the avoidance of doubt, repurchases of Class E units for Class E shares will not be subject to the requirement that all other stockholder repurchase requests submitted through our share repurchase plan have been processed and will not be subject to the 2% monthly and 5% quarterly limitations on repurchases. Repurchases of Class E shares and Class E units acquired in connection with the Sponsor Committed Amount will not be subject to the Early Repurchase Deduction (as defined in our Annual Report on Form 10-K).

Where You Can Find More Information

In addition to the information relating to director compensation included in this Proxy Statement, you should also review our Annual Report on Form 10-K, which is being delivered to you together with this Proxy Statement and contains information relating to certain relationships and transactions with related parties, including a discussion of the fees paid to our Adviser and its affiliates.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG has been appointed by the audit committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. KPMG has served as our auditor since 2022. We expect that representatives of KPMG will be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Although action by the stockholders on this matter is not required, the audit committee and the Board of Directors believe it is appropriate to seek stockholder ratification of this selection in light of the role played by our independent registered public accounting firm in reporting on our consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2025 is not ratified by the stockholders, our audit committee will consider whether it should appoint another independent registered public accounting firm. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal years ended December 31, 2024 and December 31, 2023 by our independent registered public accounting firm, KPMG, were as follows:

	2024	2023
Audit fees (1)	$570,000	$245,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$570,000	$245,000

(1) Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and reviews of SEC registration statements. Also included in the audit fees are the subscriptions to KPMG's Accounting Research Online, an online library of accounting, auditing and financial reporting literature and related guidance and the automated Accounting Disclosure Checklist, which is a filterable, web-based tool to identify required financial statement disclosures.

Our audit committee was advised that there were no services provided by KPMG that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements and reviews of SEC registration statements that could impair KPMG from maintaining its independence as our independent auditor and concluded that it was independent.

Audit Committee Pre-Approval Policies

In order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence, in accordance with our audit committee pre-approval policy, all audit services performed for us by KPMG, as well as all permitted non-audit services, were pre-approved by the audit committee for the years ended December 31, 2024 and 2023. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent registered public accounting firm, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

Our Board of Directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditors and independent auditors, and operates under a written charter adopted by the Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www.eqrt.com. The audit committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The audit committee members are “independent,” consistent with the qualifications set forth in our charter, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to boards of directors in general and audit committees in particular.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the audit committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2024 and related matters. Management advised the audit committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, KMPG LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and in connection therewith, the committee discussed with the independent auditors their views as to their independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, KPMG LLP. The audit committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the audit committee’s considerations, discussions with management and discussion with the independent auditors as described above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

Submitted by the audit committee of the Company’s Board of Directors:

Mary Beth Morrissey (Chairperson)

Alan Feldman

Gary Reiff

Required Vote

Under our bylaws, a majority of the votes cast in person (virtually) or by proxy at an annual meeting at which a quorum is present is required for the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. EQT EXETER REAL ESTATE INCOME TRUST, INC. FIVE RADNOR CORPORATE CENTER 100 MATSONFORD ROAD, SUITE 250 RADNOR, PA 19087 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 25, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EQTRE2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 25, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 25, 2025. EQT EXETER REAL ESTATE INCOME TRUST, INC. V66883-P28005 1a. Henry Steinberg 1b. J. Peter Lloyd 1c. Ali Houshmand 1d. Alan Feldman 1e. Mary Beth Morrissey 1f. Gary Reiff 1g. Peter Rodriguez For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the director nominees listed below and FOR Proposal 2: 2. The ratification of the appointment of KMPG LLP as our independent registered public accounting firm for the year ending December 31, 2025. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! SCAN TO VIEW MATERIALS & VOTEw

V66884-P28005 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 26, 2025, at 1:00 P.M. Eastern Time: The proxy statement, proxy card and 2024 annual report are available at www.proxyvote.com. EQT Exeter Real Estate Income Trust, Inc. CONTINUED AND TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE Your Vote Is Important! EQT Exeter Real Estate Income Trust, Inc. ANNUAL MEETING OF STOCKHOLDERS June 26, 2025 1:00 P.M. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoint(s) J. Peter Lloyd, Ali Houshmand and Brian Fogarty, and each of them, as proxy and attorney-in fact of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of EQT Exeter Real Estate Income Trust, Inc. (the "Company"), to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/EQTRE2025 on Thursday, June 26, 2025 at 1:00 P.M. Eastern Time (the "Meeting") and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if present, in accordance with the following instructions. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting and revokes any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated and returned, this proxy will be voted FOR each of the director nominees listed on the reverse side and FOR Proposal 2. This proxy also grants the above named proxies discretionary power to vote upon such other business as may properly come before the Meeting.